                           CITYSCAPE FINANCIAL CORP.
                                565 TAXTER ROAD
                            ELMSFORD, NEW YORK 10523

                                  May 22, 1998

CONFIDENTIAL

Mackay Shields Financial Corp.,
     as advisor to The Main Stay Funds                   -----------------------
9 West 57th Street                                       -----------------------
New York, New York  10019                                -----------------------
                                                         -----------------------

Attention: Steve Tananbaum                         Attention:
                                                             -------------------

Cerberus Partners
450 Park Avenue                                          -----------------------
28th Floor                                               -----------------------
New York, New York 10022                                 -----------------------
                                                         -----------------------

Attention: Steve Feinberg                         Attention:
                                                            --------------------

     Re: Cityscape Financial Corp.

Ladies/Gentlemen:

     This letter is submitted by Cityscape Financial Corp. ("Cityscape" and, together with Cityscape Corp., the "Company") with respect to the proposed financial restructuring of the Company (the "Restructuring") to you in your capacity as a holder of 12-3/4% Senior Notes due 2004 (the "Senior Notes") of Cityscape. This letter incorporates by reference the term sheet (the "Term Sheet") attached as Exhibit "A" hereto.







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May 22, 1998
Page 2


        This letter constitutes a statement of intent of Cityscape and each of the signatories hereto as follows: (i) to support the Restructuring as reflected in the Term Sheet to the fullest extent permitted by law, whether in connection with or outside a bankruptcy proceeding, and in the event a bankruptcy proceeding with respect to the Company is commenced, to support a plan of reorganization embodying the Restructuring (a "Plan") and to cooperate to obtain confirmation and consummation of a Plan, subject to the terms and conditions set forth therein; and (ii) to proceed diligently and in good faith to draft, negotiate and execute the definitive documents required to carry out the Restructuring.

        This letter should not, however, be understood to be a binding contract, but only an expression of intent. A contract among the parties will exist only upon the completion and execution of definitive documentation containing all of the terms and conditions of the Restructuring. This letter creates no legal obligations on the part of any of the parties hereto.

        You agree to keep this letter and the Term Sheet confidential, with disclosure on a need to know, confidential basis only to your legal and financial advisors, and you acknowledge that this letter and the Term Sheet shall be considered to be "confidential" (or words of similar import) for purposes of any confidentiality agreement in effect between you and Cityscape or any of Cityscape's affiliates or advisors; provided, however, that Cityscape will make a public announcement regarding the execution of this letter shortly after such execution.

        You represent and acknowledge that you hold, control (including, without limitation, power to vote on a Plan) or represent by duly authorized proxy the principal amount of Senior Notes entered below next to your signature.

        Please confirm you acceptance and acknowledgment of the foregoing by
(i) signing this letter where indicated below, and (ii) entering the principal amount of the Senior Notes you hold, control or represent by proxy.

        This letter may be executed in counterparts, each of which shall be deemed to be an original, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


                                        Very truly yours,

                                        CITYSCAPE FINANCIAL CORP.


                                        By: /s/  STEVEN M. MILLER
                                            ------------------------
                                            Name:  Steven M. Miller
                                            Title: President and CEO

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May 22, 1998
Page 3


Accepted and acknowledged:

MACKAY SHIELDS FINANCIAL CORP.,
     as advisor to The Main Stay Funds


By:  /s/ Steven A. Tananbaum                 Principal amount: $85,295,000
     ----------------------------                             -------------
     Name: Steven A. Tananbaum
     Title: Managing Director


CERBERUS PARTNERS AND AFFILIATED ENTITIES


By:  Stephen Feinberg                        Principal amount: $51,750,000
     ----------------------------                             -------------
     Name: General Partner
     Title:


     /s/ Stephen Feinberg
     ----------------------------


By:  /s/ Jeffrey Altman                      Principal amount: $19,500,000
     ----------------------------                             -------------
     Name:
     Title: Sr. Vice President
            Franklin Mutual Advisors

Our acceptance of the terms herein is conditioned on the public announcement of the terms of this letter no later than 5 p.m. EST June 3, 1998.


---------------------


By:                                          Principal amount: $
     ----------------------------                             --------------
     Name:
     Title:


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                                  EXHIBIT "A"

                                   TERM SHEET
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                          GENERAL RESTRUCTURING TERMS
                                SUMMARY OF TERMS

SENIOR NOTES:        An exchange of the existing senior notes for $75 million
                     principal amount of new 9.25% Senior PIK 10 year Notes
                     ("Senior PIK Notes") and 94% of the Reorganization Equity
                     on a primary basis (as defined below)

CONVERTIBLE
DEBENTURES:          An exchange of the existing convertible debentures for 6%
                     of the Reorganization Equity on a primary basis and
                     Reorganization Warrants (as defined below) struck at a
                     total enterprise value equal to $300 million to purchase
                     5% of the fully diluted Reorganization Equity(1)

A PREFERRED/
B PREFERRED:         Pro rata portion of Reorganization Warrants (as defined
                     below) struck at a total enterprise value equal to $430
                     million to purchase 10% of the fully diluted
                     Reorganization Equity(1)

COMMON STOCK AND
EXISTING WARRANTS
FOR COMMON STOCK:    No Distribution

MANAGEMENT:          The foregoing distributions are subject to dilution for
                     distributions of Reorganization Equity and/or Warrants to
                     management

REORGANIZATION
EQUITY: The new common stock distributed pursuant to a plan of reorganization on the effective date of such plan

REORGANIZATION
WARRANTS:            Warrants to purchase common stock issued pursuant to a
                     plan of reorganization struck at various enterprise values to purchase various percentages

---------------
(1) Distributions to the holders of the existing convertible debentures and preferred stock set forth herein are premised upon acceptance of the terms of this proposed restructuring by such classes. In the event that either of such classes does not accept this proposed restructuring, the Company reserves the right to modify the distributions which such classes would receive.
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                                SENIOR PIK NOTES
                                SUMMARY OF TERMS

ISSUER:             Cityscape Financial Corp.

ISSUE:              $75 million in initial aggregate principal amount of Senior
                    PIK Notes.

INTEREST:           9.25% payable semi-annually at the option of the Issuer
                    either in cash or additional Senior PIK Notes.

MATURITY:           2008 (10 years)

OPTIONAL
  REDEMPTION:       The Senior PIK Notes will be redeemable at the option of
                    the Issuer, in whole or in part, at any time on or after issuance in cash at 102% of par plus accrued and unpaid interest.

RANKING:            Senior unsecured obligations of the Company

GUARANTEES:         Unconditional guarantee on a senior basis by all
                    subsidiaries existing on consummation of the restructuring

CERTAIN COVENANTS:  Typical and reasonable for this instrument